Ex-7l.
                                AMENDMENT NO. 13
                                     to the

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                            Effective January 1, 2003

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY of NEW YORK
                               ("CEDING COMPANY")
                               Purchase, New York

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

As of April 6, 2009, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to include new investment funds and show fund mergers. To effect these changes, the following provision of this Agreement is hereby amended:

|X| Schedule B-2, Subaccounts Subject to the Reinsurance Agreement, Amendment #12, is hereby replaced by the attached Schedule B-2.



Jackson National Life Insurance Company     ACE Tempest Life Reinsurance Ltd.
of New York


By   LISA C. DRAKE                          By  HUAN TSENG

Name Lisa C. Drake                          Name Huan Tseng

Title SVP & Chief Actuary                   Title SVP & Chief Pricing Officer

Date 3/20/09                                Date 3/17/09

                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

------------------------------- ------------------------------------------------------------------------ -------------------------
Fund Name                        Comment                                                                  Product Availability
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM                         International  Growth  Fund Named  changed  from  JNL/Putnam             All
                                International  Equity Fund effective 5/2/05 and from JNL/JPM
                                International Equity Fund effective 12/3/2007
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM Large Cap Growth Fund   2/18/2004 merged with JNL/AIM Premier Equity II Fund                     All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM Global Real Estate Fund New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective         All
                                10/6/2008
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/AIM Small Cap Growth Fund                                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital Guardian Global     Subadvisor changed from Janus on 2/18/04.  Name changed from             All
Balanced Fund                   JNL/FMR  Balanced  Fund  effective  4/30/2007  and from
                                JNL/FI Balanced Fund effective 12/3/2007.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital Guardian Global     Formerly  JNL/Janus  Global Equities Fund. Name changed from             All
Diversified Research Fund       JNL/Select Global Growth Fund effective 12/3/2007
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital Guardian            New 12/3/2007                                                            All
International Small Cap Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Capital Guardian U.S.       Formerly JNL/Janus Aggressive Growth Fund.  Name changed from            All
Growth Equity Fund              JNL/Select Large Cap Growth Fund effective 12/3/2007
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Credit Suisse Global        New 1/16/2007                                                            All
Natural Resources
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Credit Suisse Long/Short    New 1/16/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Eagle Core Equity Fund                                                                               All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Eagle Small Cap Equity Fund                                                                          All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton Founding New 1/16/2007                                                            All
Strategy
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton Global   New 1/16/2007                                                            All
Growth
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton Income   New 5/1/2006                                                             All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton Mutual   New 1/16/2007                                                            All
Shares
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Franklin Templeton Small    New 5/2/05                                                               All
Cap Value Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Goldman Sachs Core Plus    Formerly JNL/Salomon Brothers Global Bond Fund. Name changed             All
Bond Fund                       from  JNL/Salomon  Brothers  Strategic  Bond Fund  effective
                                5/1/2006,  from  JNL/Western  Strategic  Bond Fund effective
                                1/16/2007 and from  JNL/Western  Asset  Strategic  Bond Fund effective 4/30/2007.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Mid Cap Value New 5/2/05                                                               All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Emerging      New 10/6/2008                                                            All
Markets Debt Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Goldman Sachs Short         New 5/1/2006                                                             All
Duration Bond Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL Institutional Alt 20 Fund   New 4/6/2009                                                             All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL Institutional Alt 35 Fund   New 4/6/2009                                                             All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL Institutional Alt 50 Fund   New 4/6/2009                                                             All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL Institutional Alt 65 Fund   New 4/6/2009                                                             All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/JPMorgan International      New 5/1/2006                                                             All
Value Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/JPMorgan Mid Cap Growth     Subadvisor changed from Janus on 2/18/04.  Name changed from             All
Fund                            JNL/FMR Capital Growth Fund effective  5/1/2006,from JNL/FMR
                                Mid-Cap  Equity  Fund  effective  4/30/2007  and from JNL/FI
                                Mid-Cap   Equity  Fund   effective   12/3/2007.   Also,  the
                                JNL/Putnam   Midcap   Growth  Fund  merged  with  this  fund
                                effective 12/3/2007.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/JPMorgan U.S. Government &  Name changed from JNL/Salomon  Brothers U.S. Govt. & Quality             All
Quality Bond Fund               Bond Fund effective 5/1/2006,  from JNL/Western U.S. Govt. &
                                Quality Bond Fund effective 1/16/2007,  and from JNL/Western
                                Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Lazard Emerging Markets     New 5/1/2006                                                             All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Lazard Mid Cap Equity Fund  Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008      All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/M&G Global Basics Fund      New 10/6/2008                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/M&G Global Leaders Fund     New 10/6/2008                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 4/30/2007                                                            All
10 x 10 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/ Mellon Capital Management  Subadvisor changed from Curian effective 2/18/04.  Effective             All
25 Fund                         5/1/2006, the JNY version was merged into the JNL version.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                            All
Bond Index Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Subadvisor changed from Curian effective 2/18/04                         All
Communications Sector Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Subadvisor changed from Curian effective 2/18/04                         All
Consumer Brands Sector Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Subadvisor  changed  from  Curian  effective  2/18/04.  Name             All
Oil & Gas Sector Fund           changed from  JNL/Mellon  Capital  Management  Energy Sector
                                Fund on 5/2/05
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 10/6/2008                                                            All
European 30 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Subadvisor changed from Curian effective 2/18/04                         All
Financial Sector Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management                                                                            All
International Index Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 4/30/2007                                                            All
Index 5 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Effective  10/4/04.  On  4/30/2007  the JNL/ Mellon  Capital             All
JNL 5 Fund                      Management Dowsm 10 Fund, the JNL/ Mellon Capital Management
                                S&P(R)  10 Fund,  and the  JNL/  Mellon  Capital  Management
                                Global 15 Fund were merged with this fund.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 5/1/2006                                                             All
JNL Optimized 5 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Subadvisor  changed  from  Curian  effective  2/18/04.  Name             All
Healthcare Sector Fund          changed     from     JNL/Mellon      Capital      Management
                                Pharmaceutical/Healthcare Sector Fund on 5/2/05
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 4/30/2007.                                                           All
NYSE(R) International 25 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 10/6/2008                                                            All
Pacific Rim 30 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 4/30/2007.                                                           All
S&P (R) SMid 60 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Subadvisor  was Curian  between  12/15/03  and  2/18/04  and             All
S&P 400 Mid Cap Index Fund      Mellon Capital Management prior to 12/15/03
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Subadvisor  was Curian  between  12/15/03  and  2/18/04  and             All
S&P 500 Index Fund              Mellon  Capital  Management  prior  to  12/15/03;  Effective
                                4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500
                                Stock Index Fund was merged into this fund.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Subadvisor changed from Curian effective 2/18/04.  Effective             All
Select Small-Cap Fund           5/1/2006,  the  JNY  version  was  merged  into  the JNL
                                version.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Subadvisor  was Curian  between  12/15/03  and  2/18/04  and             All
Small Cap Index Fund            Mellon  Capital  Management  prior  to  12/15/03;  Effective
                                4/6/2009,  the  JNL/Lazard  Small Cap Equity Fund was merged into this fund.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   Subadvisor changed from Curian effective 2/18/04                         All
Technology Sector Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 1/17/2006                                                            All
Dow SM Dividend
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 5/1/2006                                                             All
S&P (R) 24 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Management   New 10/4/2004                                                            All
VIP Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Mgmt         New 10/4/2004.  Name changed from JNL/Mellon Capital Management          All
Nasdaq(R) 25 Fund               Nasdaq(R) 15 Fund effective 12/3/2007.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Mellon Capital Mgmt Value   Effective 10/4/2004.  Name changed from JNL/Mellon Capital Management    All
Line (R) 30 Fund                Value Line (R) 25 Fund effective 12/3/2007.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Oppenheimer Global Growth                                                                            All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PAM Asia ex-Japan Fund      New 3/31/2008                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PAM China-India Fund        New 3/31/2008                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PIMCO Real Return           New 1/16/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PIMCO Total Return Bond                                                                              All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Core Equity     Name changed from JNL/Putnam Equity Fund effective 12/3/2007             All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America High Yield Bond Effective 10/4/04.  JNL/PPM America High Yield Bond Fund was             All
Fund                            merged into this on 10/4/04.  Name changed from  JNL/Salomon
                                Brothers  High  Yield  Bond Fund  effective  5/1/2006,  from
                                JNL/Western  High Yield Bond Fund effective  1/16/2007,  and from  JNL/Western  Asset  High  Yield  Bond  Fund  effective
                                4/30/2007.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Mid-Cap Value   New 3/31/2008                                                            All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Small Cap Value New 3/31/2008                                                            All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/PPM America Value Equity    Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007       All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Red Rocks Listed Private    New 10/6/2008                                                            All
Equity Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Disciplined Moderate    New 1/16/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Disciplined Moderate    New 10/6/2008                                                            All
Growth
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Disciplined Growth      New 1/16/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P  Managed Growth Fund    Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. On 10/4/04        All
                                merged with JNL/S&P Core Index 100 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed Aggressive      Prior to 10/4/04 named JNL/S&P  Aggressive Growth Fund I. On             All
Growth Fund                     10/4/04  merged with JNL/S&P  Equity  Growth Fund I, JNL/S&P
                                Equity  Aggressive  Growth Fund I, JNL/S&P  Very  Aggressive
                                Growth Fund I, JNL/S&P Core Index 50 Fund,  and JNL/S&P Core
                                Index 75 Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed Conservative    New  10/4/04                                                             All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed Moderate Fund   New  10/4/04                                                             All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Managed Moderate Growth Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I                All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement Income       New 1/17/2006                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement 2015         New 1/17/2006                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement 2020         New 1/17/2006                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Retirement 2025         New 1/17/2006                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Competitive Advantage   New 12/3/2007                                                            All
Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Dividend Income &       New 12/3/2007                                                            All
Growth Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Intrinsic Value Fund    New 12/3/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P Total Yield Fund        New 12/3/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/S&P 4 Fund                  New 12/3/2007                                                            All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Select Balanced Fund        Prior to 10/4/04 named JNL/PPM America Balanced Fund                     All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Select Money Market Fund    Prior to 10/4/04 named JNL/PPM America Money Market Fund                 All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/Select Value Fund           Prior to 10/4/04 named PPM JNL/PPM America Value Fund                    All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/T. Rowe Price Established   JNL/Alliance  Capital  Growth Fund was merged with this fund             All
Growth Fund                     5/2/05.  JNL/Alger  Growth Fund and  JNL/Oppenheimer  Growth
                                Fund were merged with this fund on 4/30/2007.
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/T. Rowe Price Mid-Cap                                                                                All
Growth Fund
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
JNL/T. Rowe Price Value Fund                                                                             All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------

------------------------------- ------------------------------------------------------------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

JNL General Account
----------------------------------------------------------------------------------------------------------------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed Five Year Fixed                                                                               All but Focus
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed One Year Fixed                                                                                All
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed Seven Year Fixed                                                                              All but Focus
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
Guaranteed Three Year Fixed                                                                              All but Focus
------------------------------- ------------------------------------------------------------------------ -------------------------
------------------------------- ------------------------------------------------------------------------ -------------------------
S&P 500 Composite Stock Price   Only available prior to 10/4/04                                          Perspective II
Index - 9 Year Period
------------------------------- ------------------------------------------------------------------------ -------------------------




     JNL NY Ace 2003 Treaty Schedule B-2 Amendment # 13